EXHIBIT 10.168

                             FIFTEENTH AMENDMENT TO
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT

         THIS FIFTEENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (the "Fifteenth Amendment") dated as of March 31, 1999, by and among CATALINA LIGHTING, INC., a Florida corporation (the "Borrower"), the corporations listed on ANNEX I thereto (the "Guarantors"), the Banks signatories to the Credit Agreement (as hereinafter defined) (the "Banks") and SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, a national banking association, as Agent (the "Agent").

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Guarantors, the Banks and the Agent have entered into that certain Third Amended and Restated Credit Agreement dated as of May 12, 1994, as amended by that certain First Amendment to Third Amended and Restated Credit Agreement, Second Amended and Restated Security Agreement, Third Amended and Restated Stock and Notes Pledge, Third Amended and Restated Agreement Regarding Factoring Proceeds, Consent and Waiver dated as of August 12, 1994, as further amended by that Second Amendment to Third Amended and Restated Credit Agreement and Third Amended and Restated Stock and Notes Pledge, dated as of February 23, 1995, as further amended by that Third Amendment to Third Amended and Restated Credit Agreement and Consent, dated as of May 1, 1995, as further amended by that Fourth Amendment to the Third Amended and Restated Credit Agreement, dated as of June 30, 1995, as further amended by that Fifth Amendment to Third Amended and Restated Credit Agreement, dated as of December 4, 1995, as further amended by that Sixth Amendment to Third Amended and Restated Credit Agreement, Second Amendment to Second Amended and Restated Security Agreement and Second Amendment to Third Amended and Restated Stock and Notes Pledge, dated as of December 28, 1995, as further amended by that Seventh Amendment to Third Amended and Restated Credit Agreement, dated as of March 18, 1996, as further amended by that Eighth Amendment to Third Amended and Restated Credit Agreement, Third Amendment to Second Amended and Restated Security Agreement, and Fourth Amendment to Third Amended and Restated Stock and Notes Pledge, dated as of October 4, 1996, as further amended by that Ninth Amendment to Third Amended and Restated Credit Agreement, dated as of December 30, 1996, as further amended by that Tenth Amendment to Third Amended and Restated Credit Agreement, dated as of March 31, 1997, as further amended by that Eleventh Amendment to Third Amended and Restated Credit Agreement, dated as of September 30, 1997, as further amended by that Twelfth

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Amendment to Third Amended and Restated Credit Agreement, dated as of December
31, 1997, as farther amended by that Thirteenth Amendment to Third Amended and Restated Credit Agreement, dated as of March 31, 1998, and as further amended by that Fourteenth Amendment to Third Amended and Restated Credit Agreement, dated as of September 30, 1998 (as so amended, the "Credit Agreement"); and

         WHEREAS, the Borrower and the Guarantors have requested that the Credit Agreement be amended to revise certain financial and other covenants; and

         WHEREAS, the Banks and the Agent have agreed to amend the Credit Agreement to provide for the foregoing, subject to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

         a. Section 5.12 of the Credit Agreement is hereby deleted, and in lieu thereof, there is substituted the following:

                  "Section 5.12. MINIMUM CONSOLIDATED TANGIBLE NET WORTH PLUS SUBORDINATED DEBT. Permit its Minimum Consolidated Tangible Net Worth Plus Subordinated Debt as of the last day of any fiscal quarter to be less than (a) $42,691,000 PLUS (b) 75% of cumulative Consolidated Net Income after December 31, 1998 PLUS (c) Subordinated Debt LESS (d) intangible assets LESS (e) Consolidated Mandatorily Redeemable Stock, provided, however, in the event Catalina Lighting, Inc. purchases up to $2,000,000.00 worth of its issued and outstanding publicly traded common stock and at the time of said purchase there is no default under any other provision of the Credit Agreement, then the Minimum Consolidated Tangible Net Worth Plus Subordinated Debt covenant amounts provided above shall be reduced by the amount of said stock purchases up to, but not to exceed, $2,000,000.00."

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         b. Section 5.14 of the Credit Agreement is hereby deleted, and in lieu thereof, there is substituted the following:

                  "Section 5.14. INTEREST COVERAGE RATIO. Permit the ratio of
                  (a) the sum of (i) Consolidated Pre-tax Income PLUS (ii) Consolidated Interest Charges to (b) Consolidated Interest Charges, to be less than 1.0:1 for the one (1) calendar quarterly period ending December 31, 1995; less than 0.60:1 for the immediately preceding two (2) calendar quarterly periods ending March 31, 1996; less than 1.25:1 for the immediately preceding three (3) calendar quarterly periods ending June 30, 1996; less than 1.75:1 for the immediately preceding four (4) calendar quarterly period ending September 30, 1996; less than 1.25:1 for the immediately preceding four
                  (4) calendar quarterly periods ending December 31, 1996; excluding the effect of the actual pretax charge to earnings previously disclosed to the Agent and the Banks not to exceed $9,859,826.00 incurred during the quarterly period ending March 31, 1997, less than 1.00:1 for the immediately preceding four (4) calendar quarterly periods ending March 31, 1997; excluding the effect of the actual pretax charge to earnings not to exceed $432,000.00 incurred during the quarterly period ending June 30, 1997 for all calculations for which said quarterly period is included, less than 1.50:1 for the one (1) calendar quarterly period ending June 30, 1997; less than 1.75:1 for the immediately preceding two (2) calendar quarterly periods ending September 30, 1997; less than 1.40:1 for the immediately preceding three (3) calendar quarterly periods ending December 31, 1997; less than 1.30:1 for the immediately preceding four (4) calendar quarterly periods ending March 31, 1998; less than 1.35:1 for the immediately preceding four (4) calendar quarterly periods ending June 30, 1998; less than 1.35:1 for the immediately preceding four (4) calendar quarterly periods ending September 30, 1998; less than 1.35:1 for the immediately preceding four (4) calendar quarterly periods ending December 31, 1998; less than 1.60:1 for the immediately preceding four (4) calendar quarterly periods ending March 31, 1999; less than 1.75:1 for the immediately preceding

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                  four (4) calendar quarterly periods ending June 30, 1999; and
                  less than 2.00:1 for the immediately preceding four (4) calendar quarterly periods ending on the last day of each calendar quarter thereafter."

         c. Section 5.18(g) of the Credit Agreement is hereby deleted, and in lieu thereof, there is substituted the following:

                  "the Borrower and any of its Subsidiaries may make other investments, loans and advances in addition to those permitted by the foregoing provisions of this Section 5.18 from time to time, provided that the aggregate amount of such investments, loans and advances shall not exceed $21,000,000.00 without the prior written consent of all Banks and, further provided that not more than $4,250,000.00 of said aggregate amount shall represent the aggregate amount of investments, loans and advances made to Catalina Lighting Mexico, S.A. DE C.V. For the purpose of this subsection, the $21,000,000.00 limitation referred to above shall not include the net note receivable from Catalina Asia in the amount not to exceed $1,000,000.00."

2. COUNTERPARTS. The Fifteenth Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and permitted assigns.

3. CAPITALIZED TERMS. All capitalized terms contained herein shall have the meanings assigned to them in the Credit Agreement unless the context herein otherwise dictates or unless different meanings are specifically assigned to such terms herein.

4. RATIFICATION OF LOAN DOCUMENTS; MISCELLANEOUS. The Credit Agreement as amended hereby, and all other Loan Documents shall remain in full force and effect in this Fifteenth Amendment to Credit Agreement shall not be deemed a novation. Each and every reference to the Credit Agreement and any other Loan Documents shall be deemed to refer to the Credit Agreement as amended by the Fifteenth Amendment. The Borrower and the Guarantors hereby acknowledge and represent that the Loan Documents, as amended, are, as of the date hereof, valid and enforceable in accordance with their respective terms and are not subject to any defenses, counterclaims or right of set-offs whatsoever.

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5. GOVERNING LAW. THIS FIFTEENTH AMENDMENT SHALL BE EFFECTIVE UPON ACCEPTANCE BY
THE BANKS IN FLORIDA AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF FLORIDA WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

         IN WITNESS WHEREOF, the parties have executed this Fourteenth Amendment as of the day and year first above written.

              (BALANCE OF THIS PAGE INTENTIONALLY LEFT BLANK)

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                SIGNATURE PAGE TO FIFTEENTH AMENDMENT TO
              THIRD AMENDED AND RESTATED CREDIT AGREEMENT
                   BY AND BETWEEN SUNTRUST, AS AGENT,
                  THE CATALINA ENTITIES AND THE BANKS

                               BORROWER:

                               CATALINA LIGHTING, INC.

                               By: /s/ THOMAS M. BLUTH
                                   ------------------------------------------
                                   Thomas M. Bluth
                                   Vice President, Secretary,
                                       Treasurer

                               GUARANTORS:

                               EACH OF THE CORPORATIONS LISTED
                               ON ANNEX I HERETO

                               CATALINA INDUSTRIES, INC.,

                               D/B/A DANA LIGHTING

                               By: /s/ THOMAS M. BLUTH
                                   ------------------------------------------
                                   Thomas M. Bluth
                                   Secretary, Treasurer

                               CATALINA REAL ESTATE TRUST, INC.

                               By: /s/ THOMAS M. BLUTH
                                   ------------------------------------------
                                   Thomas M. Bluth
                                   Secretary, Treasurer

                               ANGEL STATION, INC.

                               By: /s/ THOMAS M. BLUTH
                                   ------------------------------------------
                                   Thomas M. Bluth
                                   Secretary, Treasurer

                               MERIDIAN LAMPS, INC.

                               By: /s/ THOMAS M. BLUTH
                                   ------------------------------------------
                                   Thomas M. Bluth
                                   Secretary, Treasurer

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                    SIGNATURE PAGE TO FIFTEENTH AMENDMENT TO
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT
                       BY AND BETWEEN SUNTRUST, AS AGENT,
                       THE CATALINA ENTITIES AND THE BANKS

                               MERIDIAN LAMPS DEVELOPMENT, INC.

                               By: /s/ THOMAS M. BLUTH
                                   ------------------------------------------
                                   Thomas M. Bluth
                                   Secretary, Treasurer

                               CATALINA ADMINISTRATIVE CORPORATION

                               By: /s/ THOMAS M. BLUTH
                                   ------------------------------------------
                                   Thomas M. Bluth
                                   Assistant Secretary

                               CATALINA MERCHANDISING, INC.

                               By: /s/ THOMAS M. BLUTH
                                   ------------------------------------------
                                   Thomas M. Bluth
                                   Secretary, Treasurer

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                    SIGNATURE PAGE TO FIFTEENTH AMENDMENT TO
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT
                       BY AND BETWEEN SUNTRUST, AS AGENT,
                       THE CATALINA ENTITIES AND THE BANKS

                               AGENT:

                               SUNTRUST BANK, CENTRAL FLORIDA,
                               NATIONAL ASSOCIATION

                               By: /s/ RANDY P. CHESAK
                                   ------------------------------------------
                                   Randy P. Chesak
                                   Vice President

                               BANK

Amount of                      SUNTRUST BANK, CENTRAL FLORIDA,
Commitment: $22,000,000*       NATIONAL ASSOCIATION, f/k/a SUN
                               BANK, NATIONAL ASSOCIATION

                               By: /s/ RANDY P. CHESAK
                                   ------------------------------------------
                                   Randy P. Chesak
                                   Vice President

Lending Office:
501 East Las Olas Boulevard
7th Floor
Ft. Lauderdale, Florida 33301

Address for purposes of Section 12.1:

    SunTrust Banks, Inc.
    501 East Las Olas Boulevard
    7th Floor
    Ft. Lauderdale, Florida 33301

    Telex No.: 4415-11 SunBank
    Telecopier No.: (954) 765-7240
    Telephone No.: (954) 765-7608

    Attention: Mr. Randy P. Chesak

  *($1,194,340.00 of which shall consist
    only of the Non-Revolving Advance)

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                    SIGNATURE PAGE TO FIFTEENTH AMENDMENT TO
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT
                       BY AND BETWEEN SUNTRUST, AS AGENT,
                       THE CATALINA ENTITIES AND THE BANKS

                               BANK:

                               NATIONAL BANK OF CANADA,
                               a Canadian chartered bank

Amount of                      By: /s/ MICHAEL S. BLOOMENFELD
Commitment: $13,000,000*           ------------------------------------------
                                   Michael S. Bloomenfeld
                                   Vice President and Manager

Lending Office:

5100 Town Center Circle
Suite 430
Boca Raton, Florida 33486
Attention: Michael S. Bloomenfeld
Reference: Catalina Lighting, Inc.

Address for purposes of Section 12.1:

    National Bank of Canada
    5100 Town Center Circle
    Suite 430
    Boca Raton, Florida 33486
    Attention: Michael S. Bloomenfeld

    Telecopier: (407) 367-1705
    Telephone: (407) 367-1700

  *($705,660.00 of which shall consist
    only of the Non-Revolving Advance)